UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 29, 2006

RPM INTERNATIONAL INC.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-14187	02-0642224
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

P.O. Box 777, 2628 Pearl Road, Medina, Ohio		44258
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(330) 273-5090

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 1.01 Entry into a Material Definitive Agreement.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

This Current Report on Form 8-K/A is being filed as an amendment to the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on January 4, 2007, in order to correct an inaccuracy in such report. In such report, the Company detailed our entry along with our subsidiaries, RPM Lux Holdco S.Á. R.L., RPOW UK Limited, RPM Europe Holdco B.V. and RPM Canada, into an unsecured syndicated revolving credit facility (the "New Facility") with the lenders party thereto and National City Bank, as administrative agent for the lenders. In such report, we incorrectly stated that we may not permit our consolidated interest coverage ratio to be greater than 3.5 to 1.0. The correct statement is that we may not permit our consolidated interest coverage ratio to be less than 3.5 to 1.0.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RPM INTERNATIONAL INC.

January 4, 2007	By:	/s/ Robert L. Matejka

Name: Robert L. Matejka
Title: Vice President, Chief Financial Officer and Controller